Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

  Declaration of dividends: On July 28, 2014 the Company declared dividends amounting to $0.0025 per share, which were paid on September 3, 2014 to stockholders of record as of August 14, 2014.

  Suspension of ATM offering: On July 28, 2014, the Company announced the suspension of the offer and sale of its common shares under the existing at-the-market offering with Deutsche Bank Securities Inc., as sales agent, until there is a significant improvement in the containership market.

  Private Equity Placement: On July 28, 2014, the Company entered into an agreement to sell 36,653,386 shares of its common stock in a private placement at a purchase price of $2.51 per share, for gross proceeds of $92,000.  In the transaction, Diana Shipping Inc. purchased $40,000 of common shares, two unaffiliated institutional investors together purchased $40,000 of common shares and the Company's CEO and Chairman, a member of his family and other members of the senior management, together purchased $12,000 of common shares.  The transaction closed on July 29, 2014.

  Vessel acquisitions: On August 7, 2014 the Company, through its subsidiary Jabor Shipping Company Inc. and its newly established subsidiary Delap Shipping Company Inc., signed two Memoranda of Agreement to purchase from an unaffiliated third party two Post-Panamax container vessels, the “YM Great” and the “YM March”, respectively. The purchase price for each vessel is $22,175. On August 11, 2014 and August 12, 2014, the Company paid an advance of $4,435 for each vessel, while the balance of the purchase price will be paid upon the vessels' delivery to the new owners. The “YM March” is currently expected to be delivered to the Company by mid-September 2014 and the “YM Great” by mid-October 2014.